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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 18, 2001


                          ACTIVE IQ TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Minnesota                       0-27968                 41-2004369
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


    601 Carlson Parkway, Suite 1550
         Minnetonka, Minnesota                                     55305
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(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (952) 449-5000




          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Agreement and Plan of Merger dated August 30, 2001 (the "Merger Agreement"), by and among the Registrant; CBS Acquisition, Inc., a Minnesota corporation and a wholly owned subsidiary of Registrant ("Merger Sub"); and Champion Business Systems, Inc., a Colorado corporation, ("Champion"), Merger Sub merged with and into Champion, and Champion became a wholly owned subsidiary of the Registrant. The merger became effective September 18, 2001 (the "Effective Date"). Prior to the date of the Agreement, there was no relationship between Champion or its shareholders and the Registrant or its affiliates, officers and directors or any of their respective associates. Champion develops and markets small business desktop accounting software.

         Pursuant to the Merger Agreement, as of the Effective Date, all of the common stock of Champion, issued and outstanding immediately prior to the Effective Date ("Champion's Shares") was converted into the right to receive an aggregate of $3,000,000 in the form of: (i) such number of shares of Common Stock of Registrant (the "Common Shares"), up to the number of shares equal to a market value of no more than One Million Five Hundred Thousand Dollars ($1,500,000), determined by the average of the closing bid and ask prices during the 10 trading days preceding the Effective Date, as reported on the Nasdaq SmallCap Market System, and (ii) the remaining amount (the "Cash") payable as follows: (i) One-third (1/3) of the Cash paid immediately, and (ii) the remaining two-thirds (2/3) payable four equal installments, each due on the 4, 8, 12 and 16-month anniversaries of the Effective Date, as evidenced by promissory notes, secured by Registrant's shares in Champion.

         In accordance with the Merger Agreement, the Registrant is required to file a registration statement covering the resale of the Common Shares (the "Registration Statement"). In addition, all of the Champion Shareholders who received the Common Shares entered into a lockup agreement with respect to the Common Shares, pursuant to which 12.5 percent of the Common Shares shall become available for transfer every 3 months following the effective date of the Registration Statement.

         The foregoing is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated by reference herein. The Registration Rights Agreement, the Form of Promissory Note and the Registrant's press release dated September 18, 2001 announcing the Champion Business Systems merger, are each filed as Exhibits 10.1, 10.2 and 99.1, respectively, to this Form 8-K, and are each incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Pursuant to Item 7(a)(4), financial statements of Champion Business Systems, Inc. will be filed by amendment to this Form 8-K on or before December 3, 2001.

     (b)  Pro Forma Financial Information.

          Pursuant to Item 7(b)(2), pro forma financial information concerning the Registrant's acquisition of Champion Business Systems, Inc., as described in Item 2 of this Form 8-K, will be filed by amendment to this Form 8-K on or before December 3, 2001.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger by and among Active IQ Technologies, Inc., CBS Acquisition, Inc. and Champion Business Systems, Inc. dated August 30, 2001.

          10.1 Registration Rights Agreement by and between Active IQ Technologies, Inc. and the several shareholders of Champion Business Systems, Inc. dated September 14, 2001.

          10.2 Form of Promissory Note dated September 14, 2001

          99.1 Press Release dated September 18, 2001.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACTIVE IQ TECHNOLOGIES, INC.


Date:  September 20, 2001              By: /s/ Kenneth W. Brimmer
                                           -------------------------------------
                                           Kenneth W. Brimmer
                                           Chairman, Chief Executive Officer and
                                           Chief Financial Officer



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                                  EXHIBIT INDEX



          2.1 Agreement and Plan of Merger by and among Active IQ Technologies, Inc., CBS Acquisition, Inc. and Champion Business Systems, Inc. dated August 30, 2001.

          10.1 Registration Rights Agreement by and between Active IQ Technologies, Inc. and the several shareholders of Champion Business Systems, Inc. dated September 14, 2001.

          10.2 Form of Promissory Note dated September 14, 2001

          99.1 Press Release dated September 18, 2001.